UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2022

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02    Results of Operations and Financial Condition
On November 3, 2022, Lyft, Inc. (the “Company”) confirmed there have been no changes to its previously issued guidance regarding: its third quarter 2022 revenues, Contribution Margin and Adjusted EBITDA, and its 2024 financial targets for $1 billion in Adjusted EBITDA with more than $700 million in free cash flow. These targets were issued during the Company’s second quarter 2022 earnings conference call on August 4, 2022. The announced reduction in force is a proactive step to ensure the Company is set up to accelerate execution and deliver strong business results in Q4 of 2022 and in 2023. As previously announced, the Company is scheduled to report its third quarter 2022 financial results on Monday, November 7, 2022.
Item 2.05    Costs Associated with Exit or Disposal Activities
On November 3, 2022, the Company committed to a plan of termination as part of the Company’s efforts to reduce operating expenses and adjust cash flows as described in Item 2.02 above. The plan involves the termination of approximately 683 employees, representing 13% of the Company’s employees. In connection with the plan of termination, the Company estimates that it will incur approximately $27 million to $32 million of restructuring and related charges related to employee severance and benefits costs, which the Company expects to incur in the fourth quarter of 2022. As part of the restructuring charges for this plan of termination, in the fourth quarter of 2022 and first quarter of 2023 the Company expects to record a stock-based compensation charge and corresponding payroll tax expense related to equity compensation for employees who were terminated and restructuring charges related to a decision to exit and sublease or cease use of certain facilities to align with the Company’s anticipated operating needs. The Company cannot reasonably estimate these charges at this time since they depend in part on the Company’s future stock price, and the Company will file an amendment to this 8-K to disclose these additional charges.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “set up to” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s expectations for its financial and operating performance in the fourth quarter of 2022, fiscal year 2023, and fiscal year 2024, the Company’s business trends, future financial and operating performance, including the effect of the COVID-19 pandemic, insurance costs and global macroeconomic conditions on the Company’s business; the Company’s efforts to reduce operating expenses and adjust cash flows in light of the deterioration of global macroeconomic conditions and increasing insurance costs; the Company’s expected costs related to restructuring and related charges, including the timing of such charges; and insurance cost pressures. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding our ability to forecast our performance due to our limited operating history. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 that was filed with the SEC on April 29, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 that will be filed with the SEC by November 9, 2022. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement Lyft's financial information presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, Lyft considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted Net Income (Loss), Contribution, Contribution Margin, Adjusted EBITDA, Adjusted EBITDA Margin and free cash flow. Lyft defines Adjusted Net Income (Loss) as net loss adjusted for amortization of intangible assets, stock-based compensation expense (net of any benefit), payroll tax expense related to stock-based compensation, changes to the liabilities for insurance required by regulatory agencies attributable to historical periods and net amount from claims ceded under the Reinsurance Agreement, as well as, if applicable, restructuring charges, impairment charges related to non-marketable equity investments and related assets, transaction costs related to certain legacy auto insurance liabilities and cost related to acquisitions and divestitures. Lyft defines Contribution as gross profit adjusted to exclude the following items from cost of revenue: amortization of intangible assets, stock-based compensation expense, payroll tax expense related to stock-based compensation, changes to the liabilities for insurance required by regulatory agencies attributable to historical periods and net amount from claims ceded under the Reinsurance Agreement, as well as, if applicable, restructuring charges and transaction costs related to certain legacy auto insurance liabilities. Lyft defines Contribution Margin for a period as Contribution for the period divided by revenue for the same period. Lyft defines Adjusted EBITDA as net loss adjusted for interest expense, other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, payroll tax expense related to stock-based compensation, changes to the liabilities for insurance required by regulatory agencies attributable to historical periods, net amount from claims ceded under the Reinsurance Agreement and sublease income, as well as, if applicable, restructuring charges, costs related to acquisitions and divestitures and costs from transactions related to certain legacy auto insurance liabilities. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP equivalents are provided at the end of this release. Lyft defines free cash flow as GAAP net cash provided by (used in) operating activities less purchases of property and equipment and scooter fleet.
Lyft records changes to historical liabilities for insurance required by regulatory agencies for financial reporting purposes in the quarter of positive or adverse development even though such development may be related to claims that occurred in prior periods. For example, if in the first quarter of a given year, the cost of claims or our estimates for our cost of claims grew by $1 million for claims related to the prior fiscal year or earlier, the expense would be recorded for GAAP purposes within the first quarter instead of in the results of the prior period. Lyft believes these prior period changes to insurance liabilities do not illustrate the current period performance of Lyft’s ongoing operations since these prior period changes relate to claims that could potentially date back years. Lyft has limited ability to influence the ultimate development of historical claims. Accordingly, including the prior period changes would not illustrate the performance of Lyft’s ongoing operations or how the business is run or managed by Lyft. For consistency, Lyft does not adjust the calculation of Adjusted Net Income (Loss), Contribution and Adjusted EBITDA for any prior period based on any positive or adverse development that occurs subsequent to the quarter end. Lyft believes the adjustment to exclude the changes to historical liabilities for insurance required by regulatory agencies from Adjusted Net Income (Loss), Contribution and Adjusted EBITDA is useful to investors by enabling them to better assess Lyft’s operating performance in the context of current period results.
During the second quarter of 2021, Lyft entered into a Quota Share Reinsurance Agreement (the “Reinsurance Agreement”) for the reinsurance of legacy auto insurance liabilities between October 1, 2018 to October 1, 2020, based on the reserves in place as of March 31, 2021. During the first quarter of 2020, Lyft entered into a Novation Agreement for the transfer of certain legacy auto insurance liabilities between October 1, 2015 and September 30, 2018. Lyft believes the costs associated with these transactions related to legacy auto insurance liabilities do not illustrate the current period performance of Lyft’s ongoing operations despite this transaction occurring in the current period because the impacted insurance liabilities relate to claims that date back years. Lyft believes the adjustment to exclude these costs related to the transactions related to certain legacy insurance liabilities from Contribution, Adjusted EBITDA and Adjusted Net Income (Loss) is useful to investors by enabling them to better assess Lyft’s operating performance in the context of current period results and provide for better comparability with Lyft’s historically disclosed Contribution, Adjusted EBITDA amounts and Adjusted Net Income (Loss).
Losses ceded under the Reinsurance Agreement that exceed $271.5 million, but are below the aggregate limit of $434.5 million, result in the recognition of a deferred gain liability. The deferral of gains had a negative impact in the current period to cost of revenue as the losses on direct liabilities were not offset by gains from excess benefits under the Reinsurance Agreement. The amortization of these deferred gains provided a benefit to cost of revenue over multiple periods equal to the excess benefits received. Lyft believes that the net amount recognized on the statement of operations associated with claims ceded under the Reinsurance Agreement, including any related adverse development and any benefit recognized for the related deferred gains, should be excluded to show the ultimate economic benefit of the Reinsurance Agreement. This adjustment will help investors understand the economic benefit of the Reinsurance Agreement on future trends in Lyft’s operations, as they improve over the settlement period of any deferred gains. Additionally, net amounts recognized for claims ceded under the Reinsurance Agreement would represent changes to historical liabilities for insurance required by regulatory agencies. As stated above, we believe prior period changes to insurance liabilities do not illustrate the current period performance of Lyft’s ongoing operations or how the business is managed. This is because we have limited ability to influence the ultimate development of these historical claims, which can potentially date back years. Therefore, in the event that the net amount of any adverse developments and any benefits from deferred gains related to claims ceded under the Reinsurance Agreement is recognized on the statement of operations, those amounts will be excluded from the calculation of Contribution, Adjusted EBITDA and Adjusted Net Income (Loss) through the exclusion of the “Net amount from claims ceded under the Reinsurance Agreement”. For transparency, to help investors understand the ultimate economic benefit of the Reinsurance Agreement, we have broken out “Net amount of claims ceded under the Reinsurance Agreement,” which would otherwise have been captured in “Changes to the liabilities for insurance required by regulatory agencies attributable to historical periods.”
During the second quarter of 2022, we completed a transaction which effectively commuted and settled the Reinsurance Agreement. The commutation transaction resulted in a $36.8 million gain recorded to cost of revenue on the condensed consolidated statement of operations. We believe the adjustment to exclude this gain associated with the commutation of the Reinsurance Agreement from Contribution, Adjusted EBITDA and Adjusted Net Income (Loss) is useful to investors by enabling them to better assess our operating performance in the context of current period results and provide for better comparability with our historically disclosed Contribution, Adjusted EBITDA and Adjusted Net Income (Loss) amounts. The gain associated with this commutation transaction, which commuted and settled the Reinsurance Agreement, will be excluded from the calculation of Contribution, Adjusted EBITDA and Adjusted Net Income (Loss) through the exclusion of the "Net amount from claims ceded under the Reinsurance Agreement."
On July 13, 2021, Lyft completed a transaction with Woven Planet Holdings, Inc. (“Woven Planet”) for the divestiture of certain assets related to Lyft’s self-driving vehicle division, Level 5. As part of this transaction, Lyft recognized a pre-tax gain of $119.3 million within other income, net on the condensed consolidated statement of operations in the quarter ended September 30, 2021. Lyft believes this gain does not reflect the current period performance of Lyft’s ongoing operations and that the adjustment to exclude this gain from Adjusted Net Income (Loss) is useful to investors by enabling them to better assess Lyft’s ongoing operating performance and provide for better comparability with Lyft’s historically disclosed Adjusted Net Income (Loss) amounts. This gain is excluded through the exclusion of other income, net from Adjusted EBITDA.
Further, Lyft entered into subleases for certain offices as part of the transaction with Woven Planet. Sublease income is included within other income, net on the condensed consolidated statement of operations, while the related lease expense is included within operating expenses and loss from operations. Sublease income was immaterial prior to the third quarter of 2021. Lyft believes the adjustment to include sublease income in Adjusted EBITDA is useful to investors by enabling them to better assess Lyft’s operating performance, including the benefits of recent transactions, by presenting sublease income as a contra-expense to the related lease charges that are part of operating expenses.
Lyft uses Adjusted Net Income (Loss), Contribution, Contribution Margin, Adjusted EBITDA, Adjusted EBITDA Margin and free cash flow in conjunction with GAAP measures as part of Lyft’s overall assessment of its performance, including the preparation of Lyft’s annual operating budget and quarterly forecasts, to evaluate the effectiveness of Lyft’s business strategies, and to communicate with Lyft’s board of directors concerning Lyft’s financial performance. Adjusted Net Income (Loss), Contribution and Contribution Margin are measures used by our management to understand and evaluate our operating performance and trends. Lyft believes Contribution and Contribution Margin are key measures of Lyft’s ability to achieve profitability and increase it over time. Adjusted Net Income (Loss), Adjusted EBITDA and Adjusted EBITDA Margin are key performance measures that Lyft’s management uses to assess Lyft’s operating performance and the operating leverage in Lyft’s business. Because Adjusted EBITDA and Adjusted EBITDA Margin facilitate internal comparisons of our historical operating performance on a more consistent basis, Lyft uses these measures for business planning purposes. Free cash flow is a measure used by our management to understand and evaluate our operating performance and trends. We believe free cash flow is a useful indicator of liquidity that provides our management with information about our ability to generate or use cash to enhance the strength of our balance sheet, further invest in our business and pursue potential strategic initiatives. Free cash flow has certain limitations, including that it does not reflect our future contractual commitments and it does not represent the total increase or decrease in our cash balance for a given period. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs.
Lyft’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Furthermore, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Thus, Adjusted Net Income (Loss), Contribution, Contribution Margin, Adjusted EBITDA, Adjusted EBITDA Margin and free cash flow should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	November 3, 2022	/s/ Elaine Paul
Elaine Paul
Chief Financial Officer